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                                                                   Exhibit 10.17


                             SUBORDINATION AGREEMENT

      SUBORDINATION AGREEMENT (this "AGREEMENT"), dated as of September 17, 1998, among (i) BANKBOSTON, N.A., a national banking association having its head office at 100 Federal Street, Boston, MA 02110, (the "Bank"), (ii) CITIZENS CAPITAL, INC., a Massachusetts corporation having a principal place of business at 28 State Street, Boston, MA 02109 ("Citizens") and CITIZENS VENTURES, INCORPORATED, a Massachusetts corporation having its principal place of business at 28 State Street, Boston, MA, 02109 (and together with Citizens, the "Subordinating Creditors"), and (iii) DOVER SADDLERY, INC., a Delaware corporation having its principal place of business at 41 Pope Road, Holliston, MA 01746 ("Holdings") and DOVER SADDLERY, INC" a Massachusetts corporation having its principal place of business at 41 Pope Road, Holliston, MA 01746 ("Dover"; and together with Holdings, the "Borrower").

      WHEREAS, pursuant to a Loan Agreement, dated as of September 17, 1998 (as amended and in effect from time to time, including any replacement agreement therefor, in each case, in accordance with the terms of this Agreement, the "Credit Agreement"), between the Bank and Dover, the Bank has agreed, upon the terms and subject to the conditions contained therein, to make loans and otherwise to extend credit to Dover, and Holdings has agreed to guaranty to the Bank the Obligations of Dover under (and as defined in) the Credit Agreement; and

      WHEREAS, the Subordinating Creditors have extended or agreed to extend credit to the Borrower and Holdings has agreed to issue certain equity to the Subordinating Creditors pursuant to those certain Securities Purchase Agreements, dated September 17, 1998 (collectively, as amended and in effect from time to time, in each case, in accordance with the terms of this Agreement, the "Subordinated Agreements"), between each of the respective Subordinating Creditors and the Borrower; and

      WHEREAS, it is a condition precedent to the Bank's willingness to make loans and otherwise to extend credit to the Borrower pursuant to the Credit Agreement that the Borrower and the Subordinating Creditors enter into this Agreement with the Bank; and

      WHEREAS, in order to induce the Bank to make loans and otherwise extend credit to the Borrower pursuant to the Credit Agreement, the Borrower and the Subordinating Creditors have agreed to enter into this Agreement with the Bank;

      NOW, THEREFORE, in consideration of the foregoing, the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
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      1. Definitions. Terms not otherwise defined herein have the same respective meanings given to them in the Credit Agreement, as in effect on the date hereof. In addition, the following terms shall have the following meanings:

      Senior Debt. All principal, interest, fees, costs, enforcement expenses (including legal fees and disbursements), collateral protection expenses and other reimbursement or indemnity obligations created or evidenced by the Credit Agreement or any of the other Loan Documents (including, without limitation, all Obligations under and as defined in the Credit Agreement) and any prior, concurrent, or subsequent notes, instruments or agreements of indebtedness, liabilities or obligations of any type or form whatsoever relating thereto in favor of the Bank, provided that the aggregate principal amount thereof (including amounts (other than costs, expenses, fees and additional interest) owing to the Bank under any hedge agreements entered into by the Borrower with the Bank) shall not exceed $14,750,000 at any time outstanding (the "Senior Debt Limits"). Senior Debt shall expressly include (i} subject to the Senior Debt Limits, any refinancing or refunding of the Senior Debt as described in the immediately preceding sentence, provided that no term or provision thereof would, if contained in an amendment to the Credit Agreement, be in contravention of Section 9 hereof and (ii) any and all interest accruing or out of pocket costs or expenses incurred after the date of any filing by or against the Borrower of any petition under the federal Bankruptcy Code or any other bankruptcy, insolvency or reorganization act regardless of whether the Bank's claim therefor is allowed or allowable in the case or proceeding relating thereto.

      Subordinated Debt. All principal, interest, fees, costs, enforcement expenses (including legal fees and disbursements), collateral protection expenses and other reimbursement and indemnity obligations, "put" and "call" rights, redemption rights, rights to any liquidation preference, and any other charges or amounts created or evidenced by the Subordinated Documents or any prior, concurrent or subsequent notes, instruments or agreements of indebtedness, liabilities or obligations of any type or form whatsoever relating thereto in favor of either of the Subordinating Creditors.

      Subordinated Documents. Collectively, the Subordinated Agreements, any promissory notes or other instruments and documents executed in connection therewith and any and all guaranties and security interest, mortgages and other liens directly or indirectly guarantying or securing any indebtedness of the Borrower to the Subordinating Creditors under any of the foregoing, whether now existing or hereafter created.

      2. No Payment on Subordinated Debt in Certain Circumstances.

            2.1 General. Notwithstanding the provisions of any Subordinated Document, the Subordinated Debt and any and all Subordinated Documents shall be and hereby are subordinated and the payment thereof (whether directly or indirectly by cash, property or securities, by set-off, redemption or otherwise) is deferred until the full and final payment in cash of the Senior Debt, whether now or hereafter incurred or owed by the Borrower. Notwithstanding the immediately preceding sentence, the Borrower shall be permitted to pay, and the Subordinating Creditors shall be permitted to receive, any costs and expenses required to be reimbursed or paid by the Borrower to the
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Subordinating Creditors not to exceed $50,000 in the aggregate in any fiscal year of the Borrower, and any regularly scheduled payment of interest on the Subordinated Debt (as set forth in the Subordinated Agreement as in effect on the date hereof or as amended as expressly permitted by Section 9), in each case subject to Sections 2.2, 2.3 and 2.4 and the other terms and provisions of this Agreement.

            2.2 Postponement Period. Upon receipt by the Borrower and the Subordinating Creditors of a notice of an Event of Default arising under any of the Loan Documents (and which notice shall specify that it is a Default Notice (as hereinafter defined) delivered pursuant to this Section 2.2), no payment of any kind shall be made by the Borrower on the Subordinated Debt (x) in case of any payment default under the Senior Debt, for a period commencing on the date such Default Notice is received (or deemed received, as provided below) by the Borrower and the Subordinating Creditors and continuing until the Senior Debt has been paid in full in cash or such payment default has been cured to the satisfaction of the Bank (which the Bank has acknowledged in writing) or waived by the Bank in writing, and (y) subject to the provisions of Section 6 hereof, with respect to any other Event of Default under the Credit Agreement, for a period of 180 days following receipt of such notice by the Borrower and the Subordinating Creditors (such notice being herein call a "Default Notice" and any such period during which the Subordinated Debt is prohibited from being paid under clauses (x) or (y) of this Section 2.2 being herein called a "Postponement Period"). A Default Notice shall set forth all Events of Default known to the Bank as of the date of such notice. For all purposes of this Agreement, in the case of a payment default under the Credit Agreement, the Bank shall be deemed to have sent a Default Notice to the Subordinating Creditors, and the Subordinating Creditors shall be deemed to have received such Default. Notice, on the date upon which the applicable payment default shall have occurred under the Credit Agreement. Whether or not a Postponement Period shall be in effect, in the event that the Senior Debt shall have been accelerated in accordance with its terms and so long as such acceleration shall not have been rescinded, no payment or distribution of any kind shall be made on, or in respect of, any Subordinated Debt and no Subordinating Creditor shall receive or accept any of the foregoing.

            2.3 Resumption of Payments. Following the commencement of a Postponement Period, so long as at the time of any payment the Senior Debt shall not have been accelerated, the Borrower may pay and the Subordinating Creditors shall be entitled to receive and retain any sums expressly permitted to be paid by the Borrower pursuant to Section 2.l on the earliest to occur of (x) the expiration of the Postponement Period, (y) the date on-which all Events of Default described in such Default Notice have been cured to the satisfaction of the Bank (which the Bank has acknowledged in writing) or waived by the Bank in writing or (z) final payment being made in full in cash of all of the Senior Debt; and provided, further, that upon the earliest to occur of (x), (y) or (z) above, the Borrower shall be permitted to make all payments permitted pursuant to Section 2.1 whether current or past due (subject to any grace or cure periods) to the Subordinating Creditors and shall resume all other required payment obligations under the Subordinated Documents (which in any event, except after the occurrence of (z) above, shall not include any accelerated payments). Payment by the Borrower to the Subordinating Creditors after the Postponement Period of all amounts due and owing to the Subordinated Creditors during the Postponement Period shall be deemed a cure of any default caused by such delayed payment under the Subordinated Documents. For the purposes of clarification and subject to the Subordinating Creditors' obligations under Section 3 to rescind their acceleration under certain circumstances, if the Subordinating Creditors shall have accelerated the Subordinated Debt and such acceleration shall not have been prohibited by the terms of this Agreement, payment by the Borrower to the Subordinating Creditors after a Postponement Period of all amounts due and owing to the Subordinating Creditors during such Postponement Period other than all accelerated amounts, shall not be deemed to cure the default or event of default arising by virtue of having failed to pay the accelerated amounts.
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            2.4. Subsequent Postponement Periods. For purposes of this Section
2, (i) the Postponement Periods arising as a result of an Event of Default in payment of any Senior Debt shall be unlimited in number and duration and (ii) the aggregate of all Postponement Periods as a result of any other Events of Default, in each 365-day period, shall not exceed four (4) in number and shall not exceed 180 days. No Default Notice may be based on an Event of Default which was in existence as of the time of the issuance of any earlier Default Notice and specified therein unless such Event of Default shall have been cured and is subsequently determined to be a new Event of Default.

      3. Enforcement. The Subordinating Creditors shall not make any declaration that all or any portion of the unpaid principal amount of the Subordinated Debt be due and payable prior to its stated maturity or take any action to foreclose or realize upon the Subordinated Debt or any part thereof or enforce any right of redemption, reimbursement, restitution, contribution or indemnity whatsoever or any other payment obligation under any of the Subordinated Documents or initiate any judicial action against the Borrower (each an "Enforcement Action"), provided that the Subordinating Creditors, (i) may commence Enforcement Actions (other than with respect to initiating the filing of a petition for relief under the Bankruptcy Code) against the Borrower to the extent (but only to such extent) that the commencement of a legal action may be required to toll the running of any applicable statute of limitation, (ii) (A) in the case of a payment default under the Senior Debt, may commence Enforcement Actions against the Borrower (other than with respect to initiating the filing of a petition for relief under the Bankruptcy Code), upon the earliest to occur of (x) two hundred and seventy (270) days after the receipt (or deemed receipt) or, if one or more payments to the Subordinating Creditors have been blocked, the deemed receipt, by the Subordinating Creditors of a Default Notice relating thereto, (y) the payment in full in cash of the Senior Debt, or (z) the acceleration of the Senior Debt or the Senior Debt has become due and payable in accordance with its terms, if an event of default has occurred and is continuing under the Subordinated Agreements, (B) in the case of a financial covenant or financial reporting default under the Senior Debt, may commence Enforcement Actions against the Borrower (other than with respect to initiating the filing of a petition for relief under the Bankruptcy Code), upon the earliest to occur of (x) two hundred and ten (210) days after the receipt by the Subordinating Creditors of a Default Notice relating thereto, (y) the payment in full in cash of the Senior Debt, and (z) the acceleration of the Senior Debt or the Senior Debt has become due and payable in accordance with its terms, if an event of default has occurred and is continuing under the Subordinated Agreements, and
(C) in the case of any default other than a default described in clauses,
(ii)(A) or (ii)(B) above, may commence Enforcement Actions against the Borrower (other than with respect to initiating the filing of a petition for relief under the Bankruptcy Code), upon the earliest to occur of (x) one hundred and eighty
(180) days after the receipt by the Subordinating Creditors of a Default Notice relating thereto, (y) the payment in full in cash of the Senior Debt, and (z) the acceleration of the Senior Debt or the Senior Debt has become due and payable in accordance with its terms, if an event of default has occurred and is continuing under the Subordinated Agreements, provided that with respect to the prohibitions on Enforcement Actions contained in this clause (ii), the Subordinating Creditors shall not be prohibited from taking such Enforcement Actions for an aggregate of more than two hundred and seventy (270) days in each three hundred and sixty-five (365) day period, but provided further that such Enforcement Actions shall not include-initiating the filing of a petition by the Borrower for relief under the Bankruptcy Code, which the Subordinating Creditors may only do in accordance with the provisions of the next paragraph of this
Section 3, (iii) as a result of a filing by the Borrower or against the Borrower by persons other than the Subordinating Creditors for relief under the federal Bankruptcy Code, or any other bankruptcy, reorganization or insolvency law, may be deemed to automatically have accelerated the Subordinated Debt (but not with respect to the filing of a petition for relief under the Bankruptcy Code at the initiation of the Subordinating Creditors) and (iv) to the
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extent not previously covered in clause (ii) above, may commence Enforcement
Actions (other than with respect to initiating the filing of a petition for relief under the Bankruptcy Code) one hundred and eighty (180) days after the Bank has received written notice from the Subordinating Creditors that there has occurred an event of default or breach by the Borrower giving rise to any. so called "put" rights or redemption right under the Subordinated Debt. Notwithstanding any provision of any instrument evidencing any Subordinated Debt or any other provisions contained in this Agreement to the contrary, no Subordinating Creditor shall have any right to accelerate or declare a default under any Subordinated Debt, unless the Subordinating Creditors shall have the right to accelerate the Subordinated Debt based upon a default or event of default under the Subordinated Agreements notwithstanding that the event, act, omission, occurrence or circumstance giving rise to such default or event of default may also constitute a Default or Event of Default under the Senior Debt. For the purposes of clarification, the Subordinated Documents may not contain a default provision based upon a Default or Event of Default under the Credit Agreement, but may contain a default provision based upon acceleration of the Senior Debt, it being agreed by the Subordinating Creditors that any Enforcement Action initiated by them based solely on such acceleration of the Senior Debt shall be rescinded immediately upon the Bank rescinding such acceleration. The Subordinating Creditors will provide the Bank with copies of any notice of default, event of default, breach or acceleration under the Subordinated Documents-simultaneously with the giving of any such notice to Borrower and the Bank will provide the Subordinating Creditors with copies of any notice of default, event of default or acceleration under the Senior Debt simultaneously with the giving of any such notice to the Borrower, provided that the failure to give any such notice shall not affect the respective rights and obligations of the parties hereunder, provided, however that if at any time the Subordinating Creditors receive or accept a payment under the Subordinated Debt when they know that a default, event of default or breach exists under the Subordinated Documents and they have not given written notice of such default, event of default or breach to the Bank, the Subordinating Creditors shall promptly notify the Bank thereof in writing and the Bank shall have a period of thirty (30) days after receipt of such notice to request that such payment received by the Subordinating Creditors be paid over to the Bank for application to the Senior Debt. The Subordinating Creditors will not take or omit to take any action or assert any claim with respect to the Subordinated Debt or otherwise which is inconsistent with the provisions of this Agreement.

      Notwithstanding the provisions of the foregoing paragraph with respect to the prohibition on the Subordinating Creditors from initiating the filing by the Borrower of a petition for relief under the Bankruptcy Code, the Subordinating Creditors may initiate the filing by the Borrower of a petition for relief under the Bankruptcy Code four hundred and fifty-five (455) days after the Bank has received written notice from the Subordinating Creditors that they intend to initiate such a filing, provided that at the time such notice is given, (i) a ripened payment or financial covenant default exists under the Subordinated Debt, and (ii) such default is continuing at the time such filing is initiated by the Subordinating Creditors.

      Until the Senior Debt has been finally paid in full in cash, the Subordinating Creditors shall not exercise any right of subrogation from any assets of the Borrower or any guarantor of or provider of collateral security for the Senior Debt (which right the Subordinating Creditors may assert following such final payment in full). For purposes of such subrogation, no payments or distributions to the holders of Senior Debt of any cash, property or securities to which the Subordinating Creditors would be entitled except for the provisions of this Agreement, and no payment over pursuant to the provisions of this Agreement to the holders of Senior Debt by or for the account of the Subordinating Creditors shall, as among the Borrower and its creditors (other
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than holders of Senior Debt and the Subordinating Creditors) be deemed to be a payment or distribution by the Borrower to or on account of the Senior Debt. Each of the Subordinating Creditors further waives any and all rights with respect to marshaling.

      4. Payments Held in Trust. Each of the Subordinating Creditors will hold in trust and immediately pay over to the Bank, in the same form of payment received, with appropriate endorsements, for application to the Senior Debt any cash amount that the Borrower pays to the Subordinating Creditors with respect to the Subordinated Debt, or as collateral for the Senior Debt any other assets of the Borrower that the Subordinating Creditors may receive with respect to the Subordinated Debt, in each case except with respect to payments expressly permitted pursuant to Section 2.

       5. Defense to Enforcement. If the Subordinating Creditors, in contravention of the terms of this Agreement; shall commence, prosecute or participate in any suit, action or proceeding against the Borrower, then the Bank may intervene and interpose as a defense or plea in its name or in the name of the Borrower the making of this Agreement, and provided that prior to the commencement or initiation of prosecution or participation in any such suit, action or proceeding, the Bank shall have received written notice thereof from the Subordinating Creditors, the Borrower may not interpose such defense or plea. Each of the Subordinating Creditors hereby agrees (i) that in any suit, action or proceeding described in the preceding sentence, the Bank shall have an interest relating to such suit, action or proceeding and such suit, action or proceeding would impair or impede the Bank's ability to protect such interest and (ii) in any such suit, action or proceeding, the Borrower would not be in a position to adequately represent the interest of the Bank. If either of the Subordinating Creditors, in contravention of the terms of this Agreement, shall attempt to collect any of the Subordinated Debt or enforce any of the Subordinated Documents, then the Bank may, by virtue of this Agreement, restrain the enforcement thereof in the name of the Bank or in the name of the Borrower. If either of the Subordinating Creditors, in contravention of the terms of this Agreement, obtains any cash or other assets of the Borrower as a result of any administrative, legal or equitable actions, or otherwise, each of the Subordinating Creditors agrees forthwith to pay, deliver and assign to the Bank, for the account of the Banks and the Bank, with appropriate endorsements, any such cash for application to the Senior Debt and any such other assets as collateral for the Senior Debt.

       6.    Bankruptcy. etc.

             6.1. Payments relating to Subordinated Debt. At any meeting of creditors of the Borrower for the distribution, division or application of all or part of the assets of the Borrower or the proceeds thereof, or in the event of any case or proceeding, voluntary or involuntary, for the distribution, division or application of all or part of the assets of the Borrower or the proceeds thereof, whether such case or proceeding be for the liquidation, dissolution or winding up of the Borrower or its- business, a receivership, insolvency or bankruptcy case or proceeding, an assignment for the benefit of creditors or a proceeding by or against the Borrower for relief under the federal Bankruptcy Code or any other bankruptcy, reorganization or insolvency law or any other law relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangement, composition or extension or marshaling of assets or otherwise, the Bank is hereby irrevocably authorized at any such meeting or in any such proceeding to receive or collect any cash or other assets of the Borrower distributed, divided or applied by way of dividend or payment, or any securities issued on account of any Subordinated Debt, and apply such cash to the Senior Debt or to hold such other assets or securities as collateral for the Senior Debt which has accrued or is contingent, and to apply to the Senior Debt any cash proceeds of any realization upon such other assets or securities that the Bank in
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its discretion elects to effect, until all of the Senior Debt shall have been paid in full in cash, rendering any surplus to such persons as the Bankruptcy Court directs.

            6.2. Securities by Plan of Reorganization or Readjustment. Notwithstanding the foregoing provisions of Section 6.1, the Subordinating Creditors shall be entitled to receive and retain any securities of the Borrower or any other corporation or other entity (including capital stock) provided for by a plan of reorganization or readjustment the payment of which securities is subordinate (including any redemption, repurchase or retirement of, or distribution with respect to, any stock), at least to the extent provided in this Agreement with respect to Subordinated Debt, to the payment of all Senior Debt under any such plan of reorganization or readjustment.

            6.3. Subordinated Debt Voting Rights. At any such meeting of creditors or in the event of any such case or proceeding, the Subordinating Creditors shall retain the right to vote and otherwise act with respect to the Subordinated Debt (including, without limitation, the right to 'Vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension), provided that the Subordinating Creditors shall not vote with respect to any such plan or take any other action in any way so as to contest (i) the validity of any Senior Debt or any collateral therefor or guaranties thereof, (ii) the relative rights and duties of any holders of any Senior Debt established in any instruments or agreements creating or evidencing any of the Senior Debt with respect to any of such collateral or guaranties or (iii) the Subordinating Creditors' obligations and agreements set forth in this Agreement.

       7. Security. Each of the Subordinating Creditors hereby acknowledges and agrees that the Subordinated Debt is, and at all times during the term of this Agreement shall be, unsecured, except that the Subordinating Creditors may be named as loss payee on up to $2,000,000 of key man life insurance held by the Borrower, and no payment of the proceeds thereof to the Subordinating Creditors shall be subject to the terms of this Agreement.

       8. Further Agreements of Subordinating Creditor. .

            8.1. Further Assurances. Each of the Subordinating Creditors hereby agrees, upon request of the Bank at any time and from time to time, to execute such other documents or instruments as may be reasonable requested by the Bank further to evidence of public record or otherwise the senior priority of the Senior Debt as contemplated hereby. In addition, the Subordinating Creditors agree that they will consent to an amendment to the Certificate of Incorporation of Holdings (as amended, the "Certificate of Incorporation"), to be filed promptly after the closing under the Credit Agreement, containing language substantially as set forth in Annex 1 hereto, and the Subordinating Creditors agree that, notwithstanding Section 6.2 of the Certificate of Incorporation or any other provision thereof, the consent of one or more of the Subordinating Creditors shall not be required in order for the Bank to foreclose on the stock of Holdings pledged to it or to sell such stock to any third .party upon the Bank's foreclosure of such stock.

             8.2. Books and Records. Each of the Subordinating Creditors further agrees to maintain on its books and records such notations as the Bank may reasonably request to reflect the subordination contemplated hereby.

             8.3. Legend. Any promissory note or other debt or equity instrument evidencing the Subordinated Debt issued by the Borrower to the Subordinating Creditors shall contain a legend, in form and substance satisfactory to the Bank, stating that the Subordinated Debt is
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subordinate and subject to the terms of this Agreement.

       9. Bank's Freedom of Dealing. Each of the Subordinating Creditors agrees, with respect to the Senior Debt and any and all collateral therefor or guaranties thereof, that the Borrower and the Bank may agree to increase the amount of the Senior Debt up to the Senior Debt Limits, or otherwise modify the terms of any of the Senior Debt (so long as the Bank shall not add any additional restriction on the payment of Subordinated Debt to that contained in the Credit Agreement as in effect on the date hereof and shall not amend in a manner adverse to the Subordinating Creditors the restrictions on the payment of Subordinated Debt contained in the Credit Agreement as in effect on the date hereof), and the Bank may grant extensions of the time of payment or performance (provided that so long as no Postponement Period that has commenced before September 17,2005 shall be in effect on the date of payment, upon or after September 17 , 2005 the Borrower shall be permitted to pay and the Subordinating Creditors shall be permitted to receive all amounts due and payable under the Subordinated Debt (as defined in the Subordinated Agreement) and the Subordinated Agreement), and make compromises, including releases of collateral or guaranties, and settlements with the Borrower and all other persons, in each case without the consent of the Subordinating Creditors or the Borrower and without affecting the agreements of the Subordinating Creditors or the Borrower contained in this Agreement. Notwithstanding the foregoing, nothing contained in this Section 9 shall constitute a waiver of the right of the Borrower itself to agree or consent to a settlement or compromise of a claim which the Bank may have against the Borrower.

       10. Modification or Sale of the Subordinated Debt. The Subordinating Creditors will not, at any time while this Agreement is in effect, (i) without the prior written consent of Bank, agree to any amendment, modification or supplement to the Subordinated Debt or any of the Subordinated Documents, the effect of which is to (a) increase the principal amount of the Subordinated Debt or rate of interest on any of the Subordinated Debt (it being understood that invoking a default or overdue rate set forth in the Subordinated Documents shall not be restricted hereunder, provided that its payment is subject to the terms of this Agreement), (b) accelerate the dates upon which payments on or redemptions of Subordinated Debt are due, (c) add or make more burdensome any event of default or any covenant with respect to the Subordinated Debt, (d) make more burdensome the redemption or prepayment provisions of the Subordinated Debt, (e) change or amend any other term of the Subordinated Documents if such change or amendment would increase in any material respect the obligations of the Borrower or confer additional material rights on any of the Subordinating Creditors or any other holder of the Subordinated Debt or would be in any manner adverse to the holders of Senior Debt, or (f) take any liens or security interests in any assets of the Borrower or its Subsidiaries or any other assets securing the Senior Debt, or (ii) sell, transfer, pledge, assign, hypothecate or otherwise dispose of any or all of the Subordinated Debt to any person other than a person who agrees in a writing, reasonably satisfactory in form and substance to the Bank, to become a party hereto and to be bound by all of the obligations of the Subordinating Creditors hereunder. In the case of any such disposition by the Subordinating Creditors, the Subordinating Creditors will notify the Bank at least fifteen (15) days prior to the date of any such intended disposition.

       11. Borrower's Obligations Absolute. Nothing contained in this Agreement shall impair, as between the Borrower and the Subordinating Creditors, the obligation of the Borrower to pay to the Subordinating Creditors all amounts payable in respect of the Subordinated Debt as and when the same shall become due and payable in accordance with the terms thereof, or prevent the Subordinating Creditors (except as expressly otherwise provided in Sections 2, 3 or 6) from exercising all rights, powers and remedies otherwise permitted by Subordinated Documents and by applicable law upon default in the payment or performance of the Subordinated Debt or under any Subordinated Documents, all however, subject to the rights of the Bank as set forth in this Agreement.

       12. Consent to Senior Debt. Notwithstanding any provision of the Subordinated
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Agreement, or this Agreement to the contrary, each of the Subordinating Creditor hereby consents to the incurrence by the Borrower of the Senior Debt up to the Senior Debt Limits and the terms thereof as in effect on the date hereof and as amended in accordance with the terms of Section 9.


       13. Termination of Subordination. This Agreement shall continue in full force and effect, and the obligations and agreements of the Subordinating Creditors and the Borrower hereunder shall continue to be fully operative, until all of the Senior Debt shall have been paid and satisfied in full in cash and such full payment and satisfaction shall be final and not avoidable; provided, however, upon payment and satisfaction in full in cash of the Senior Debt, the Borrower shall be permitted to pay and the Subordinated Creditors shall be permitted to receive any payments with respect to the Subordinated Debt. In the event that the Borrower or any guarantor of or provider of collateral for the Senior Debt makes any payment on the Senior Debt that is subsequently invalidated, declared to be fraudulent or preferential or set aside or is required to be repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or reorganization act, state or federal law, common law or equitable cause (such payment being hereinafter referred to as a "Voided Payment"), (i) then to the extent of such Voided Payment, that portion of the Senior Debt that had been previously satisfied by such Voided Payment shall be revived and continue in full force and effect as if such Voided Payment had never been made and (ii) a Postponement Period shall be deemed to have existed and to be continuing under this Agreement from the date of such invalidation, declaration, set aside or repayment of such payment on Senior Debt until the full amount of such Voided Payment is restored to the Bank and this Agreement shall be in full force and effect and apply thereto. Upon the payment and satisfaction in full in cash of all of the Senior Debt, which payment shall be final and not avoidable, this Agreement will automatically terminate without any additional action by any party hereto (subject to any reinstatement as provided in this Section 13).

       14. Notices. All notices and other communications which are required and may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient and effective in all respects if given in writing or telecopied, delivered or mailed by registered or certified mail, postage prepaid, as follows:

            If to the Bank:             BankBoston, N .A.
                                        100 Federal Street Boston, MA 02110
            Attention:                  Timothy G. Clifford, Director
            Telecopy:                   (617) 434-8102

            with a copy (which:         Philip A. Herman, Esq.
            shall not constitute        Goulston & Storrs
            notice) to:                 400 Atlantic Avenue
                                        Boston, MA 02110
                                        (617) 574-4112

            If to the Subordinating     Citizens Capital, Inc.
            Creditors:                  28 State Street, 15th Floor
                                        Boston, MA 02109
            Attention:                  Gregory F. Mulligan, Managing Director
            Telecopy:                   (617) 725-5630

                                        Citizens Ventures, Inc.
                                        28 State Street, 15th Floor
                                        Boston, MA 02109

            Attention:                  Gregory F. Mulligan, Managing Director
            Telecopy:                   (617) 725-5630

            with a copy (which:         W. Brewster Lee, Esq.
            shall not constitute        Choate, Hall & Stewart Exchange Place
            notice) to:                 53 State Street
                                        Boston, MA 02109
            Telecopy:                   (617) 248-4000

            If to the Borrower:         Dover Saddlery, Inc.
                                        41 Pope Road
                                        Holliston, MA 01746
            Attention:                  Stephen L. Day, President
            Telecopy:                   (508) 429-8295

       or such other address or addresses as any party hereto shall have designated by written notice to the other parties hereto. Notices shall be deemed given and effective upon the earlier to occur of (i) the third day following deposit thereof in the U.S. mail or (ii) receipt by the party to whom such notice is directed.

       15. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW) AND SHALL BE A SEALED INSTRUMENT UNDER SUCH LAW. EACH OF THE SUBORDINATING CREDITORS, THE BANK, AND THE BORROWER AGREES THAT ANY SUIT FOR ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE SUBORDINATED DEBT DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEAL TH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON ANY OF THE PARTIES HERETO, AS APPLICABLE, BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 14.

       16. Waiver of Jury Trial. EACH OF THE SUBORDINATING CREDITORS, THE BANK AND THE BORROWER HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT AS PROHIBITED BY LAW, EACH OF THE SUBORDINATING CREDITORS, THE BANK AND THE BORROWER HEREBY WAIVES ANY RIGHT WHICH IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH OF THE SUBORDINATING CREDITORS, THE BANK

AND THE BORROWER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

       17. Miscellaneous. This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall bean original, and all of which together shall constitute one instrument. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against which enforcement is sought. The Bank, may, in its sole and absolute discretion, waive any provisions of this Agreement benefiting the Bank; provided, however, that such waiver shall be effective only if in writing and signed by the Bank and shall be limited to the specific provision or provisions expressly so waived. No waiver on the part of any Subordinating Creditor of any provision of this Agreement shall be effective unless in writing and signed on behalf of such Subordinating Creditor. This Agreement shall be binding upon the successors and assigns of each of the Subordinating Creditors, the Bank, and the Borrower and shall insure to the benefit of the Subordinating Creditors and the Bank, and their respective successor and assigns, and in the event that any lender or lenders refund or refinance any of the Senior Debt in accordance with Section 9, such lender or lenders and their respective successors and assigns, but shall not otherwise create any rights or benefits for any third party. In the event that any lender or lenders refund or refinance any-of the Senior Debt in accordance with Section 9 the terms "Credit Agreement", "Loan Documents", "Event of Default" and the like shall refer mutatis mutandis to the agreements and instruments in favor of such lender or lenders and to the related definitions contained therein.

       18. No Benefit to Borrower. The Borrower is not a beneficiary of any portion of this Agreement and shall not have any rights arising under this Agreement or the right to enforce any provision hereof (except as provided in Section 5).


                            (SIGNATURES ON NEXT PAGE)

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              BANK:       BANKBOSTON, N.A., As Bank

                                          By: /s/ Timothy G. Clifford
                                              --------------------------
                                          Name:  Timothy G. Clifford
                                          Title: Director


            SUBORDINATING CREDITORS:      CITIZENS CAPITAL, INC.

                                          By: /s/ Gregory F. Mulligan
                                             ---------------------------
                                          Name:  Gregory F. Mulligan
                                          Title: Managing Director


                                          CITIZENS VENTURES, INC.

                                          By: /s/ Gregory F. Mulligan
                                             ---------------------------
                                          Name:  Gregory F. Mulligan
                                          Title: Managing Director


                        BORROWER:         DOVER SADDLERY, INC.

                                          By: /s/ Stephen L. Day
                                             ---------------------------
                                          Name:  Stephen L. Day
                                          Title: President

                         . COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss                                            September 17, 1998

      The personally appeared the above-named Gregory F. Mulligan of Citizens Capital Inc. and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of Citizens Capital, Inc.,

      Before me,

                                              /s/ Stacy P. Schwab
                                              -----------------------------
                                              Notary Public
                                              My Commission Expires: 1/29/99

                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss                                            September 17, 1998

      The personally appeared the above-named Gregory F. Mulligan of Citizens Ventures, Inc. and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of Citizens Ventures, Inc.,

      Before me,

                                              /s/ Stacy P. Schwab
                                              ----------------------------
                                              Notary Public
                                              My Commission Expires: 1/29/99

                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss                                            September 17, 1998

      The personally appeared the above-named Timothy G. Clifford of BankBoston, N.A. and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of BankBoston, N.A.,

      Before me,

                                              /s/ Stacy P. Schwab
                                              ----------------------------
                                              Notary Public
                                              My Commission Expires: 1/29/99

                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss          .                                 September 11, 1998

      The personally appeared the above-named Stephen L. Day of Dover Saddlery, Inc. and acknowledged the foregoing instrument to be his"free act and deed and the free act and deed of Dover Saddlery, Inc.,

      Before me,

                                         /s/ Janice A. Wilson
                                         ------------------------------------
                                         Notary Public
                                         My Commission Expires:

                                         JANICE A. WILSON, Notary Public
                                         My Commission Expires Sept. 21, 2001

                                    Annex 1

     Language for amendment to Amended and Restated Certificate of Incorporation of Dover Saddlery, Inc., a Delaware Corporation.

     Section 6 of the Certificate should be amended to insert the following paragraph after clause (g) thereof:

         "For purposes of Section 6.2 above, BankBoston, N.A. shall not be considered a successor or assign of the Corporation in the event that it exercises its rights to foreclose on the stock of the Corporation which is pledged to it."